Exhibit 10.30

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

November 11, 2008

This Amendment to Registration Rights Agreement (the “Amendment”) is made and entered into as of November 11, 2008 by and among Corcept Therapeutics Incorporated, a Delaware corporation (the “Company”), and the other parties signatory hereto (each a “Holder” and collectively, the “Holders”). Reference is made to that certain Registration Rights Agreement (the “Agreement”) made and entered into as of March 14, 2008, by and among Corcept Therapeutics Incorporated, a Delaware corporation (the “Company”), and the investors signatory thereto. Capitalized terms used herein without definition shall have the meanings assigned to them in the Agreement.

WHEREAS, pursuant to Section 2(a) of the Agreement, the Company prepared and filed with the Commission on April 11, 2008 a Registration Statement on Form S-3 (File No. 333-150204) (the “Registration Statement”) covering the resale of the Registrable Securities, which Registration Statement was declared effective by the Commission on November 10, 2008;

WHEREAS, pursuant to Section 2(c) of the Agreement, the Company is required to pay to each Holder Liquidated Damages in an amount equal to 5.0667% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for its Registrable Securities, as a result of the Registration Statement not being declared effective during the period from July 8, 2008 through November 10, 2008 (the “Liquidated Damages Amount”);

WHEREAS, Section 6(g) of the Agreement provides that the Agreement may be amended with the written consent of the Company and the Holders of no less than eighty percent of the then outstanding Registrable Securities; and

WHEREAS, the Company and the Holders signatory hereto wish to amend the Agreement pursuant to Section 6(g) of the Agreement to provide that the Liquidated Damages Amount shall be payable in shares of the Company’s Common Stock valued at the closing market price of the Common Stock on the NASDAQ Capital Market November 11, 2008, rounded down to the nearest whole share.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holders agree as follows:

1. Notwithstanding anything in the Agreement to the contrary, the Liquidated Damages Amount payable to each Holder shall be payable in the number of newly issued shares of Common Stock, rounded down to the nearest whole share, equal to the Liquidated Damages Amount payable to such Holder divided by $1.45 (the closing market price of the Common Stock on the NASDAQ Capital Market on November 11, 2008) (the “Liquidated Damages Share Amount”). The Liquidated Damages Share Amount payable to each Holder is set forth on Annex A hereto. The Liquidated Damages Share Amount shall be the sole payment by the Company for any and all damages of the Holders arising out of the Registration Statement not being declared effective by the Commission prior to November 10, 2008. The Liquidated Damages Share Amount shall be delivered to each holder as promptly as practicable after the date of this Amendment.

2. This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts entered into and performed entirely in New York by New York residents.

3. Except as expressly modified by this Amendment, the Agreement shall continue in full force and effect according to its terms, and the signatories below hereby ratify and affirm all their respective rights and obligations under the Agreement as amended by this Amendment. In the event of any conflict between this Amendment and the Agreement, this Amendment shall govern.

4. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Amendment. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment to Registration Rights Agreement as of the date first written above.

CORCEPT THERAPEUTICS INCORPORATED

By:	/s/ Joseph K. Belanoff, M.D.
Name:	Joseph K. Belanoff, M.D.
Title:	Chief Executive Officer

Holder

Longitude Venture Partners, L.P., a Delaware limited partnership		Sutter Hill Ventures, a California Limited Partnership
By: Longitude Capital Partners, LLC
Its: General Partner

By:	/s/ Patrick Enright	By:	/s/ G. Leonard Baker, Jr.
Name:	Patrick Enright	Name:	G. Leonard Baker, Jr.
Title:	Managing Member	Title:	Managing Director of the General Partner

Paperboy Ventures, LLC		Alta BioPharma Partners II, L.P.

By:	/s/ Anthony C. Garland	By:	/s/ Hilary Strain
Name:	Anthony C. Garland	Name:	Hilary Strain
Title:	CFO & Managing Director	Title:	Vice President of Finance & Administration

The 2008 Cook Grantor Retained Annuity Trust		Alta Embarcadero BioPharma Partners II, LLC

By:	/s/ Joseph C. Cook, III	By:	/s/ Hilary Strain
Name:	Joseph C. Cook, III	Name:	Hilary Strain
Title:	Trustee	Title:	Vice President of Finance & Administration

David L Mahoney & Winnifred C. Ellis 1998 Family Trust		James N. & Pamela Wilson Trust

By:	/s/ David L. Mahoney	By:	/s/ James Wilson
Name:	David L. Mahoney	Name:	James Wilson
Title:	Trustee	Title:	Trustee

Alan C. and Agnes B. Mendelson Family Trust

By:	/s/ Alan C. Mendelson
Name:	Alan C. Mendelson
Title:	Trustee

ANNEX A

LIQUIDATED DAMAGES SHARE AMOUNTS

Holder	Liquidated Damages Share Amount	Number of Liquidated Damages Shares
Longitude Venture Partners, L.P.	$506,666.67	349,425
The 2008 Cook Grantor Retained Annuity Trust	25,333.33	17,471
David L Mahoney & Winnifred C. Ellis 1998 Family Trust	10,133.33	6,988
James N. & Pamela Wilson Trust	5,066.67	3,494
Alta BioPharma Partners II, L.P.	150,103.61	103,519
Alta Embarcadero BioPharma Partners II, LLC	1,896.39	1,307
Sutter Hill Ventures, a California Limited Partnership	99,471.67	68,601
G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of the Baker Revocable Trust U/A/D 2/3/03	48,133.36	33,195
Saunders Holdings, L.P.	15,200.07	10,482
Tench Coxe and Simone Otus Coxe, Co-Trustees of the Coxe Revocable Trust U/A/D 4/23/98*	21,203.09	14,622
Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement dated 2/24/99	2,574.63	1,775
Tallack Partners, L.P.	2,522.10	1,739
James N. White and Patricia A. O’Brien as Trustees of the White Family Trust U/A/D 4/3/97	2,473.16	1,705
Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust Agreement dated 10/31/00	2,227.04	1,535
Ronald Daniel Bernal and Pamela Mayer Bernal as Trustees of Bernal Family Trust U/D/T 11/3/95	385.19	265
Michael I. Naar and Diane J. Naar as Trustees of Naar Family Trust U/A/D 12/22/94	16.36	11
Robert Yin and Lily Yin as Trustees of Yin Family Trust dated March 1, 1997	38.89	26
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Rollover)	83.09	57
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw (Rollover)	115.67	79
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)	882.75	608
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H Younger, Jr.	16,603.20	11,450
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Casella	421.64	290
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson	15,648.12	10,791

Holder	Liquidated Damages Share Amount	Number of Liquidated Damages Shares
Paperboy Ventures, LLC	304,000.00	209,655
VP Company Investments 2008, LLC	1,266.69	873
Alan C. and Agnes B. Mendelson Family Trust	1,266.69	873
The Trust company of Oxford, Trustee, Vaughn D. Bryson, 2008 GRAT #1	10,133.33	6,988
Roy M. Barbee	15,200.00	10,482
Douglas G. & Irene E. DeVivo Rev. Trust, dated 11/1/88	5,066.67	3,494
Black Point Group LP	12,666.67	8,735
Bruce Hardy McLain	3,800.00	2,620